Other Expenses, Net (Details) - Schedule of other expenses, net - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of other expenses, net [Abstract]
Currency exchange rate differences		$ 4,026	$ 3,905	$ 1,827
Economic emergency contribution expenses		1,385	811	796
Fines, surcharges, penalties and taxes assumed		775	1,440	1,426
Donations		720	716	650
Listing expense (a)	[1]	73,917
Other		(1,832)	844	(273)
Total		$ 78,991	$ 7,716	$ 4,426

[1]	Corresponds to the difference between the fair value of the net assets received through the SPAC and the value of the equity interest issued, adjusted by dilutive effect of shares held in escrow at a weighted average fair value per share. Refer to Note 26.1. Reverse reorganization for further information related to the Transaction.